FISCAL 1Q21 RESULTS January 27, 2021

2 Paul Reilly Chairman & CEO, Raymond James Financial OVERVIEW OF RESULTS

3 * These are non-GAAP measures. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. FISCAL 1Q21 HIGHLIGHTS $ in millions, except per share amounts 1Q21 vs. 1Q20 vs. 4Q20 As Reported: Net revenues RECORD $ 2,222 11% 7% Net income RECORD $ 312 16% 49% Earnings per common share - diluted RECORD $ 2.23 18% 49% 1Q20 4Q20 Return on equity 17.2% 16.0% 11.9% vs. 1Q20 vs. 4Q20 Non-GAAP Measures:* Adjusted net income RECORD $ 314 17% 26% Adjusted earnings per common share - diluted RECORD $ 2.24 19% 26% 1Q20 4Q20 Adjusted return on equity 17.3 % NA 14.1% Return on tangible common equity 19.0% 17.5% 12.9% Adjusted return on tangible common equity 19.1 % NA 15.3%

4 FISCAL 1Q21 KEY METRICS $ in billions 1Q21 vs. 1Q20 vs. 4Q20 Client assets under administration RECORD $ 1,024.8 14% 10% Private Client Group (PCG) assets under administration RECORD $ 974.2 14% 10% PCG assets in fee-based accounts RECORD $ 532.7 20% 12% Financial assets under management RECORD $ 169.6 12% 11% Total clients' domestic cash sweep balances RECORD $ 61.6 56% 11% PCG financial advisors 8,233 2% —% Bank loans, net RECORD $ 22.0 3% 4%

FISCAL 1Q21 SEGMENT RESULTS

$ in millions			1Q21	vs. 1Q20	vs. 4Q20
Net Revenues:					
Private Client Group		$	1,467	4%	5%
Capital Markets	RECORD	$	452	69%	10%
Asset Management	RECORD	$	195	6%	6%
Raymond James Bank		$	167	(23)%	4%
Consolidated net revenues	RECORD	**$**	**2,222**	**11%**	**7%**
Pre-Tax Income:					
Private Client Group		$	140	(8)%	12%
Capital Markets[1]	RECORD	$	129	345%	22%
Asset Management	RECORD	$	83	14%	6%
Raymond James Bank		$	71	(47)%	115%
Consolidated pre-tax income[1], [2]	RECORD	**$**	**399**	**11%**	**56%**

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown.
(1) 4Q20 included a $7 M loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during 1Q21. (2) 1Q21 included expenses in our Other segment associated with our acquisition of NWPS Holdings, Inc. and its wholly-owned subsidiaries, which was announced and completed in December 2020, as well as our announced acquisition of Financo. 4Q20 included $46 M related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. These expenses were included in our Other segment.

5

RAYMOND JAMES

6 RECENT ACQUISITIONS NWPS Holdings, Inc. • Independent provider of retirement plan administration, consulting, actuarial and administration services • Expands Raymond James' retirement services offerings, including retirement plan administration services, for advisors and clients • Combined with Raymond James' scale, enables managing the end-to-end experience for plan sponsors and participants • Over 400,000 participants with more than $35 billion in plan assets* • Transaction closed on December 24, 2020 Financo** • Boutique investment bank with strong expertise in a number of consumer and retail specialties • Combined team will offer enhanced product capabilities and deliver broader and deeper market coverage under Raymond James' full service platform • Positions the firm as a global market-leader in consumer and retail investment banking • More than 25 experienced professionals with offices in New York and London * Plan assets held outside Raymond James and therefore not included in firm client assets under administration. ** This transaction is anticipated to close in March or April 2021. The completion of the transaction is subject to certain regulatory and other closing conditions.

7 Paul Shoukry Chief Financial Officer, Raymond James Financial FINANCIAL REVIEW

8 CONSOLIDATED NET REVENUES $ in millions 1Q21 vs. 1Q20 vs. 4Q20 Asset management and related administrative fees $ 1,067 12% 6% Brokerage revenues 528 15% 7% Account and service fees 145 (19)% 4% Investment banking 261 85% 18% Interest income 203 (32)% 1% Other* 56 93% (2)% Total revenues 2,260 10% 7% Interest expense (38) (25)% (10)% Net revenues $ 2,222 11% 7% * Other revenues included $24 M and $12 M of private equity valuation gains in 1Q21 and 4Q20, respectively, which were included in our Other segment. Of these gains, $10 M and $3 M in 1Q21 and 4Q20, respectively, were attributable to noncontrolling interests and were offset in Other expenses.

9 Note: May not total due to rounding. * Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest- bearing deposit accounts at Raymond James Bank and various third-party banks. C lie nt s' D om es tic C as h S w ee p B al an ce s ($ B ) C ash S w eep B alances as a % of D om estic P C G A U A Clients' Domestic Cash Sweep Balances as a % of Domestic PCG Assets Under Administration (AUA) 21.9 28.7 24.1 25.6 26.7 15.1 20.4 24.7 26.0 26.12.5 3.8 3.2 4.0 8.8 39.5 52.9 51.9 55.6 61.6 4.9% 7.6% 6.6% 6.7% 6.7% 1Q20 2Q20 3Q20 4Q20 1Q21 DOMESTIC CASH SWEEP BALANCES Year-over-year change: 56% Sequential change: 11% RJBDP- RJ Bank* RJBDP- Third-Party Banks* Client Interest Program

10 NET INTEREST INCOME & RJBDP FEES (THIRD-PARTY BANKS) * As reported in Account and Service Fees in the PCG segment. ** Raymond James Bank represents a significant portion, but not all, of the firmwide Net Interest Income. Raymond James Bank Net Interest Margin represents the net yield on interest-earning banking assets. *** Computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balance at third-party banks. Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* $ in m ill io ns 304 293 195 180 186 246 242 175 159 165 58 51 20 21 21 1Q20 2Q20 3Q20 4Q20 1Q21 Average Yield on RJBDP (Third-Party Banks)*** 1.64% 1.33% 0.33% 0.33% 0.31% 1Q20 2Q20 3Q20 4Q20 1Q21 Raymond James Bank Net Interest Margin** 3.23% 3.02% 2.29% 2.09% 2.02% 1Q20 2Q20 3Q20 4Q20 1Q21

CONSOLIDATED EXPENSES

$ in millions	1Q21	vs. 1Q20	vs. 4Q20[1]
Compensation, commissions and benefits	**$ 1,500**	**11%**	**6%**
Non-compensation expenses:			
Communications and information processing	99	5%	(1)%
Occupancy and equipment	57	—%	—%
Business development	23	(48)%	(18)%
Investment sub-advisory fees	28	8%	8%
Professional fees	30	43%	30%
Bank loan provision for credit losses	14	NM	(69)%
Acquisition and disposition-related expenses[2]	2	NM	(71)%
Other[3]	70	19%	(8)%
Total non-compensation expenses	**323**	**8%**	**(21)%**
Total non-interest expenses	**$ 1,823**	**10%**	**—%**



Total Compensation Ratio
67.2%
68.8%
69.6%
68.1%
67.5%
1Q20
2Q20
3Q20
4Q20
1Q21



Total Non-Compensation Expenses
$ in millions
299
407
359
408
323
1Q20
2Q20
3Q20
4Q20
1Q21

(1) 4Q20 included $46 M in our Other segment related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. (2) 1Q21 included expenses in our Other segment associated with our acquisition of NWPS Holdings, Inc. and its wholly-owned subsidiaries, which was announced and completed in December 2020, as well as our announced acquisition of Financo. 4Q20 included a $7 M loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during 1Q21. (3) Other revenues included $24 M and $12 M of private equity valuation gains in 1Q21 and 4Q20, respectively, which were included in our Other segment. Of these gains, $10 M and $3 M in 1Q21 and 4Q20, respectively, were attributable to noncontrolling interests and were offset in Other expenses.

11

RAYMOND JAMES

12 * 4Q20 included a $7 M loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during 1Q21, and $46 M in our Other segment related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. ** 1Q21 included expenses in our Other segment associated with our acquisition of NWPS Holdings, Inc. and its wholly-owned subsidiaries, which was announced and completed in December 2020, as well as our announced acquisition of Financo. *** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. 17.9% 11.6% 10.8% 12.3% 18.0% 14.9% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)*** 1Q20 2Q20 3Q20 4Q20* 1Q21** CONSOLIDATED PRE-TAX MARGIN

13 OTHER FINANCIAL INFORMATION $ in millions, except per share amounts 1Q21 vs. 1Q20 vs. 4Q20 Total assets $ 53,657 34% 13% RJF corporate cash* $ 1,788 25% (17)% Total equity attributable to RJF $ 7,363 8% 4% Book value per share $ 53.59 9% 3% Tangible book value per share** $ 47.93 6% —% Weighted-average common and common equivalent shares outstanding – diluted 139.7 (1)% —% 1Q20 4Q20 Tier 1 capital ratio 23.4% 24.8% 24.2% Total capital ratio 24.6% 25.7% 25.4% Tier 1 leverage ratio 12.9% 15.8% 14.2% Effective tax rate 21.8% 25.3% 18.4% * This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

14 Dividends Paid and Share Repurchases* $ in millions 62 254 51 101 65 202 5051 52 51 51 55 Share Repurchases* Dividends Paid 1Q20 2Q20 3Q20 4Q20 1Q21 CAPITAL MANAGEMENT $740 million remains under current share repurchase authorization Number of Shares Repurchased* (thousands) 126 2,548 — 678 108 Average Share Price of Shares Repurchased* $89.30 $79.21 — $73.74 $92.79 * Under the Board of Directors' share repurchase authorization. ** Share repurchases in 1Q20 totaled $11 million. *** Share repurchases in 1Q21 totaled $10 million. Total of ~$533 million over the past 5 quarters ** ***

RAYMOND JAMES BANK ASSET COMPOSITION

Asset Mix
as of December 31, 2020*



Available-For-Sale Securities: 25%
C&I Loans: 24%
CRE Loans: 8%
REIT Loans: 4%
Tax-Exempt Loans: 4%
Residential Mortgage Loans: 16%
SBL and Other Loans: 14%
Loans Held For Sale: 1%
Cash and Other Assets: 4%

Total assets: $31.6 billion
Total loans, net: $22.0 billion

Commercial & Industrial Portfolio (C&I)

- All senior positions; no mezzanine lending
- Highly diversified with no industry category representing more than 3.5% of total loans (e.g. Energy ~1.5%, Restaurants ~1.2%, Airlines ~1.0%, Gaming ~0.5%, and Entertainment/Leisure ~0.1%)
- Typically loans to larger companies with EBITDA >$100 million and track record of access to other capital sources; 70% of commitments are to public companies

Commercial Real Estate Portfolio (CRE)

- Majority of project loans are to fully stabilized properties with average loan-to-value of 65%; construction loans represent ~1% of total loans

Real Estate Investment Trust Portfolio (REIT)

- REITs that are typically more diversified, have a track record of access to other capital sources, and have at or near investment grade ratings

Residential Mortgage Portfolio

- Majority of mortgages to Private Client Group clients, diversified across the country
- Average loan-to-value of 65%; average FICO score of 762
- Almost entire portfolio are first mortgages; no Alt. A / subprime / negative amortizing mortgages

Available-For-Sale Securities Portfolio

- Primarily agency MBS and agency CMOs
- Target average duration of ~3 years

* As a result of our adoption of CECL, we have redefined certain of our loan portfolio segments to align with the new methodology applied in determining the allowance for credit losses, including the combination of the CRE and CRE construction loan portfolios and the separation of loans to real estate investment trusts into a separate portfolio segment (previously included in CRE loans and C&I loans).

15

RAYMOND JAMES

16 RAYMOND JAMES BANK KEY CREDIT TRENDS $ in millions 1Q21 vs. 1Q20 vs. 4Q20 Bank loan provision for credit losses* $ 14 NM (69)% Net charge-offs** $ — —% (100)% 1Q20 4Q20 Nonperforming assets as a % of total assets 0.09% 0.16% 0.10% Bank loan allowance for credit losses as a % of loans held for investment* 1.71% 1.01% 1.65% Criticized loans as a % of loans held for investment 4.06% 1.64% 4.35% * The allowance for credit losses as of December 31, 2020 was determined under the current expected credit loss (“CECL”) model as a result of our October 1, 2020 adoption of new accounting guidance related to the measurement of credit losses on financial instruments, which resulted in an approximately $10 million increase in the allowance for credit losses related to bank loans on the adoption date. The bank loan provision for credit losses of $14 million for the fiscal first quarter of 2021 was determined under the CECL model and represented the provision for credit losses post the CECL adoption date through December 31, 2020. ** Net charge-offs in 4Q20 were all attributable to the loan sales made in the quarter.

17 OUTLOOK

APPENDIX 18

19 Note: Please refer to the footnotes on slide 22 for additional information. Three months ended $ in millions September 30, 2020 December 31, 2020 Net income $ 209 $ 312 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 7 2 Reduction in workforce expenses (2) 46 — Pre-tax impact of non-GAAP adjustments 53 2 Tax effect of non-GAAP adjustments (13) — Total non-GAAP adjustments, net of tax 40 2 Adjusted net income $ 249 $ 314 Pre-tax income $ 256 $ 399 Pre-tax impact of non-GAAP adjustments (as detailed above) 53 2 Adjusted pre-tax income $ 309 $ 401 Pre-tax margin (3) 12.3% 18.0 % Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 0.4% — Reduction in workforce expenses (2) 2.2% — Total non-GAAP adjustments, net of tax 2.6% — Adjusted pre-tax margin (3) 14.9% 18.0 % continued on next slide We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (UNAUDITED)

20 Note: Please refer to the footnotes on slide 22 for additional information. continued on next slide Book value per share As of $ in millions, except per share amounts December 31, 2019 September 30, 2020 December 31, 2020 Total equity attributable to Raymond James Financial, Inc. $ 6,842 $ 7,114 $ 7,363 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 609 600 834 Deferred tax liabilities, net (31) (34) (56) Tangible common equity attributable to Raymond James Financial, Inc. $ 6,264 $ 6,548 $ 6,585 Common shares outstanding 138.9 136.6 137.4 Book value per share (5) $ 49.26 $ 52.08 $ 53.59 Tangible book value per share (5) $ 45.10 $ 47.94 $ 47.93 Three months ended Earnings per common share (4) September 30, 2020 December 31, 2020 Basic $ 1.53 $ 2.27 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 0.05 0.02 Reduction in workforce expenses (2) 0.34 — Tax effect of non-GAAP adjustments (0.10) — Total non-GAAP adjustments, net of tax 0.29 0.02 Adjusted basic $ 1.82 $ 2.29 Diluted $ 1.50 $ 2.23 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 0.05 0.01 Reduction in workforce expenses (2) 0.33 — Tax effect of non-GAAP adjustments (0.10) — Total non-GAAP adjustments, net of tax 0.28 0.01 Adjusted diluted $ 1.78 $ 2.24 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (UNAUDITED)

21 Note: Please refer to the footnotes on slide 22 for additional information. Return on equity Three months ended $ in millions December 31, 2019 September 30, 2020 December 31, 2020 Average equity (6) $ 6,712 $ 7,040 $ 7,239 Impact on average equity of non-GAAP adjustments: Acquisition and disposition-related expenses (1) NA 4 1 Reduction in workforce expenses (2) NA 23 — Tax effect of non-GAAP adjustments NA (7) — Adjusted average equity (6) NA $ 7,060 $ 7,240 Average equity (6) $ 6,712 $ 7,040 $ 7,239 Less: Average goodwill and identifiable intangible assets, net 610 601 717 Average deferred tax liabilities, net (30) (33) (45) Average tangible common equity (6) $ 6,132 $ 6,472 $ 6,567 Impact on average equity of non-GAAP adjustments: Acquisition and disposition-related expenses (1) NA 4 1 Reduction in workforce expenses (2) NA 23 — Tax effect of non-GAAP adjustments NA (7) — Adjusted average tangible common equity (6) NA $ 6,492 $ 6,568 Return on equity (7) 16.0% 11.9% 17.2 % Adjusted return on equity (7) NA 14.1% 17.3 % Return on tangible common equity (7) 17.5% 12.9% 19.0 % Adjusted return on tangible common equity (7) NA 15.3% 19.1 % continued on next slide RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (UNAUDITED)

22 FOOTNOTES 1. The three months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during our fiscal first quarter of 2021. The three months ended December 31, 2020 included expenses in our Other segment associated with our acquisition of NWPS Holdings, Inc. and its wholly-owned subsidiaries, which was announced and completed in December 2020, as well as our announced acquisition of Financo. 2. Reduction in workforce expenses for the three months ended September 30, 2020 were associated with position eliminations in response to the economic environment. These expenses were included in our Other segment and primarily consisted of severance and related payroll expenses, as well as expenses related to company-paid benefits. 3. Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. 4. Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. 5. Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. 6. Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. 7. Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.